Exhibit 99.1

Opening doors to the future℠

The Right Properties in the Right Markets

Third Quarter 2008

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The Right Properties in the Right Markets Third Quarter 2008

1 Portfolio Overview 3 Orange County, CA 7 Metro D.C. 11 San Francisco Bay Area, CA 15 Tampa, FL 19 Seattle, WA 23 Baltimore, MD 27 LA County, CA 31 Orlando, FL 35 Richmond, VA 39 Dallas, TX 43 Nashville, TN 47 San Diego County, CA 51 Monterey, CA 53 Jacksonville, FL 55 Norfolk / Virginia Beach, VA 57 Inland Empire, CA 59 Phoenix, AZ 61 Sacramento, CA 63 Portland, OR 65 Austin, TX Table of Contents

UDR Portfolio Characteristics

Rank	Market	Pro forma NOI % of Total*	Same Store Homes	Non-Mature Homes	Homes in Active Devt.**	Held for Future Devt.**	Average Monthly Income***
1	Orange County, CA	14.4	4,067	296	–	510	$ 1,599
2	Metro D.C.	12.1	2,050	1,935	–	615	1,417
3	San Francisco Bay Area, CA	8.7	1,768	571	–	200	1,853
4	Tampa, FL	6.4	3,081	486	249	–	952
5	Seattle, WA	5.5	1,270	455	274	704	1,206
6	Baltimore, MD	5.3	1,556	564	–	–	1,186
7	LA County, CA	5.1	1,052	626	–	408	1,529
8	Orlando, FL	4.8	2,500	667	395	–	963
9	Richmond, VA	4.6	1,958	253	–	–	1,023
10	Dallas, TX	4.0	305	3,497	1,648	5,557	1,647
11	Nashville, TN	3.5	1,874	386	–	–	891
12	San Diego County, CA	3.1	1,123	--	–	569	1,406
13	Monterey / Salinas, CA	3.1	1,565	--	–	–	1,094
14	Jacksonville, FL	2.9	1,557	300	–	–	862
15	Norfolk / Virginia Beach, VA	2.8	1,438	--	–	–	960
16	Inland Empire, CA	2.8	1,074	--	–	–	1,317
17	Phoenix, AZ	2.1	914	449	382	–	946
18	Sacramento, CA	1.6	914	--	–	–	930
19	Portland, OR	1.4	716	--	–	–	1,002
20	Austin, TX	1.4	250	390	–	–	978
	TOTAL**:**		**31,032**	**10,875**	**2,948**	**8,563**	**$ 1,193**

1

UDR (NYSE:UDR) is a leading multifamily real estate investment trust (REIT) with a demonstrated performance history of delivering superior and dependable returns by successfully managing, buying, selling, developing and redeveloping attractive real estate properties in targeted U.S. markets. For over 35 years, UDR has delivered long-term value to shareholders, the best standard of service to residents, and the highest quality experience for associates. Additional information can be found on the Company’s website at www.udr.com. UDR Portfolio Characteristics Homes in Active Devt.** Held for Future Devt.** Non- Mature Homes Rank Market Pro forma NOI _____ % of Total* Same Store Homes Average Monthly Income*** 14.4 12.1 8.7 6.4 5.5 5.3 5.1 4.8 4.6 4.0 3.5 3.1 3.1 2.9 2.8 2.8 2.1 1.6 1.4 1.4 Orange County, CA Metro D.C. San Francisco Bay Area, CA Tampa, FL Seattle, WA Baltimore, MD LA County, CA Orlando, FL Richmond, VA Dallas, TX Nashville, TN San Diego County, CA Monterey / Salinas, CA Jacksonville, FL Norfolk / Virginia Beach, VA Inland Empire, CA Phoenix, AZ Sacramento, CA Portland, OR Austin, TX TOTAL****: 4,067 2,050 1,768 3,081 1,270 1,556 1,052 2,500 1,958 305 1,874 1,123 1,565 1,557 1,438 1,074 914 914 716 250 31,032 296 1,935 571 486 455 564 626 667 253 3,497 386 — — 300 — — 449 — — 390 10,875 510 615 200 — 704 — 408 — — 5,557 — 569 — — — — — — — — 8,563 $1,599 1,417 1,853 952 1,206 1,186 1,529 963 1,023 1,647 891 1,406 1,094 862 960 1,317 946 930 1,002 978 $1,193 — — — 249 274 — — 395 — 1,648 — — — — — — 382 — — — 2,948 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 *EOY pro forma full portfolio NOI, including jvs, planned acquisitions, developments, redevelopments, etc. **Includes joint-venture properties ***Per occupied home, as of Sept. 30, 2008 ****Excludes 2,108 SS homes, 208 non-mature homes and 359 homes in development in other UDR markets 1

UDR has transformed its portfolio by completing a $1.7 billion sale of 25,684 homes and reinvesting $951 million to aquire 4,093 homes in 12 new communities. % NOI YTD As a result of these transactions: • Our properties are concentrated in markets with high rent growth, strong job growth and low single family home affordability, and UDR’s average monthly rent has grown to nearly $1,200. • Nearly 95 percent of our net operating income comes from our top 20 markets — with 50 percent coming from the West Coast and 24 percent coming from the Washington DC corridor. We intend to create value through the following redevelopment and development initiatives. Redevelopment • Year-to-date, we have completed the redevelopment of 1,678 homes in six communities, at an average cost per home of approximately $46,600. • Going forward, our redevelopment pipeline includes 598 apartment homes in two communities, with a total incremental investment by the Company of $29 million, or $48,500 per home. Development • Year-to-date, we have completed the development of 2,017 homes in seven communities, (including one unconsolidated joint venture property and two pre-sale properties), at an average cost per home of $149,000. • Going forward, our active development pipeline includes 2,321 homes in seven communities currently in development at an estimated cost of $342 million, or $147,000 per home. A majority of the financing on these projects is in place, with only $20 million of additional equity investment required from UDR. In addition, UDR has under contract through pre-sale agreements 684 homes in development in two communities at a projected cost of $93 million, or $136,000 per home. • In addition, we have identified a number of future development opportunities with the potential to add 8,300 homes in our West Coast, East Coast and Texas markets. Included in these are 1,546 existing homes in five operating communities — with a net carrying value of $140 million delivering $10.9 million of annualized NOI. These opportunities will be pursued as financing becomes available and markets improve. 3.8% 1.9% MD 6.1% DC 7% VA 10.9% 44.2% 4.2% 2.3% FL 17.9% 1.7% % NOI per Market (YTD) West Coast — 50% East Coast — 24% Florida — 18% Tennessee — 4% Texas — 2% Arizona — 2% Average Monthly Rents vs. Peers AVB BRE ESS EQR PPS UDR HME CPT AIV CLP MAA $781 $740 $937 $966 $1,142 $1,244 $1,404 $1,348 $1,530 $1,943 $1,193 Source: Individual Company Reports 2

Orange County Market Fact Sheet
Market Statistics & Peer Comparison

Orange County Portfolio	Homes
Same Store Pool	4,067
Non-Matures	296
Homes in Development	—
Held for Future Development	510

Total	4,873
MRQ Mo. Inc./ Occ. Home (SS)	$1,599
MRQ Occupancy (SS)	95.2%

Company	# Homes (SS)	Avg. Rent
UDR	4,067	$1,599
ESS	2,016	1,578
BRE	2,899	1,575
CPT	1,216	1,549
EQR	3,180	1,505
AVB	1,174	1,393
AIV	247	1,379

	14,799	$1,547
Orange County is UDR’s
#1 market and is expected
to contribute 14.4% of the
Company’s 2008 total
pro forma NOI.
Orange County Market Statistics

2008 Forecast		Low Home Affordability		Economy
Effective Rent (MRQ)	$1,657	Ave. Market Rent	$1,547	Population	2,997,033
Occupancy (MRQ)	94.0%	Mo Payment: Entry Level*:		Job Growth (MRQ)	-2.1%
Eff. Rent Growth ‘08F	-0.9%	Home	$3,050	Median Income	$84,100
Eff. Rent Growth ‘09F	-2.8%	Condo	$2,568	Housing Stock
Eff. Rent Growth ‘10F	6.4%	Median Home Price (MRQ)	$539,000	Renter	364,220
Multifamily Permits	2,858	Housing Affordability Score	39	% of Total	37.3%
Sources: AXIOMetrics and Company Reports, Most Recent Quarter (MRQ), Merrill Lynch Apartment Monitor, Latest Available Data (LAD)
* Assumes 30 yr fixed at 6.3%
Recent Activity
The Orange County, California market represents UDR’s largest concentration of apartment homes as measured by NOI. These homes are in premier costal locations; many communities are west of the 405 beltway, only minutes from the beach. The Company is creating value in this market through the following initiatives:
•	Acquisitions: Mesa Verde Villas, a 296-home community, was purchased in Q2 in Costa Mesa, CA. This community is a twin to Pine Brook Village, a 200-home community. Both were constructed by the same builder and share the same architecture, design and floor plans. Pine Brook Village and Mesa Verde also share a main entry into both properties, making Mesa Verde an excellent candidate to be merged with Pine Brook. This merger creates value immediately through operating efficiencies in leasing staff, maintenance staff and purchasing.

•	Redevelopment: More than 1,600 kitchen and bath renovations have been completed at an average cost of $10,800 and we are realizing an average return of 13.3 percent. An example of average rent increases: Huntington Vista — $1,600 before, $1,775 after, a 10.9% increase.

•	Potential Future Development: Foxborough, a 90-home operating community with in Orange, CA with annualized NOI of $1.3 million, is a potential future development opportunity, which would nearly triple the number of homes to 260.
The local economy has recently softened due to the loss of jobs in the sub-prime lending industry, but long-term prospects are excellent. The region enjoys employment diversity, a highly educated work force and an attractive year round climate affording a variety of recreational activities.

Orange County
Market Fact Sheet

Orange County
Market Fact Sheet

Orange County
Market Fact Sheet

		Year Built			Inc. per Occ.
Operating Properties	# Homes	ReDev	Redev.	Occupancy	Home
1 Pacific Palms	149	1962		97.5%	$1,369
2 Harbor at Mesa Verde	384	2003	K/B	94.6%	1,640
3 Coronado North	732	2000	K/B	94.3%	1,489
4 Missions at Back Bay	104	1969	K/B	96.9%	1,521
5 Vista del Rey	116	1969	K/B	96.8%	1,434
6 Foxborough	90	1969		97.0%	1,810
7 Huntington Vista	220	1970	K/B	96.1%	1,793
8 The Arboretum at Lake Forest	225	1970	K/B	91.6%	1,591
9 Coronado South	715	2000	K/B	94.8%	1,528
10 Pacific Shores	264	2003	K/B	95.9%	1,574
11 Huntington Villas	400	1972	K/B	95.8%	1,719
12 Villa Venetia	468	2008	Full	95.7%	1,711
13 Pine Brook Village	200	1979	K/B	95.5%	1,718

Sub Total	4,067			95.2%	1,599
Non-Mature and Other
14 Mesa Verde Villas (Pine Brook II)	296	1975		96.0%	1,732

Sub Total	296			96.0%	1,732

Grand Total	4,363			95.2%	$1,608

		Current	Est.	Est. Cost	Est. Cost	Est.
Development Opportunities	Status	# Homes	# Homes	($000)	per Home	Completion
6 Foxborough II	Future	90	260	$77,000	$296,000	TBD^
15 Mission Viejo	Future	(land)	250	90,000	360,000	TBD^

Total			510	$167,000

^ Properties will move into active development as financing opportunities and market conditions improve.

Metro DC Market Fact Sheet
Market Statistics & Peer Comparison

Metro DC Portfolio	Homes
Same Store Pool	2,050
Non-Matures	1,935
Homes in Development	—
Held for Future Development	615

Total	4,600
MRQ Mo. Inc./ Home (SS)	$1,417
MRQ Occupancy (SS)	96.9%

Company	# Homes (SS)	Ave. Rent
AVB	2,793	$1,943
PPS	1,972	1,874
CPT	3,081	1,582
EQR	7,859	1,481
UDR	2,050	1,417
HME	4,549	1,308
AIV	6,663	1,254
CLP	258	886

	29,225	$1,474
Metro DC is UDR’s #2
market and is expected to
contribute 12.1% of the
Company’s 2008 total
pro forma NOI.
Metro DC Market Statistics

2008 Forecast		Low Home Affordability		Economy
Effective Rent (MRQ)	$1,380	Ave. Market Rent	$1,474	Population	4,151,047
Occupancy (MRQ)	94.3%	Mo Payment: Entry Level*:		Job Growth (MRQ)	1.5%
Eff. Rent Growth ‘08F	2.8%	Home	$2,137	Median Income	$99,000
Eff. Rent Growth ‘09F	3.0%	Condo	$1,785	Housing Stock
Eff. Rent Growth ‘10F	4.9%	Median Home Price (MRQ)	$370,300	Renter	511,015
Multifamily Permits	5,671	Housing Affordability Score	85	% of Total	33.3%
Source: AXIOMetrics and Company Reports, Most Recent Quarter (MRQ), Merrill Lynch Apartment Monitor, Latest Available Data (LAD)
* Assumes 30 yr fixed at 6.3%
Recent Activity
UDR is expanding its presence in this market by buying communities in lease-up and well-located properties with renovation potential.
Value Creation:
•	In the first quarter of 2008, we purchased Circle Towers, a mixed-use development that includes 606 apartment homes and more than 50,000 SF of office and retail space for $144.3M. Also in the first quarter, we purchased Delancey at Shirlington Village, a 241-home community in Alexandria, VA, for $85M.

•	In the second quarter of 2008, we completed the full redevelopment of Wellington Place, a 372-home community in Manassas, VA that we purchased for $50.1M, or $135,000 per home, in 2005. We expect to realize an 4.9% cash-on-cash return from the incremental investment, a 22% improvement in cash flow, and estimated value creation of approximately $6.4M.

•	In the second quarter of 2008, we began full redevelopment of Taylor Place, a 218-home mid-rise community, located in Arlington, VA. This $13.9M redevelopment project is expected to realize an 8.2% return on incremental investment, a 52% improvement in cash flow, and estimated value creation of $15.3M.

•	We’ve completed more than 1,500 kitchen and bath renovations at an average cost of $9,836 and are realizing an average annualized return of 9.2%.

Metro DC
Market Fact Sheet

Metro DC
Market Fact Sheet

Metro DC
Market Fact Sheet

		Year Built			Inc. per Occ.
Operating Properties	# Homes	ReDev	Redev.	Occupancy	Home
1 Dominion Middle Ridge	280	1990	K/B	96.9%	$1,310
2 Dominion Lake Ridge	192	1987	K/B	94.7%	1,274
3 Presidential Greens	396	1938	K/B	96.1%	1,134
5 Ridgewood I	274	1988	K/B	96.4%	1,421
6 The Calvert	187	1962	K/B	96.0%	1,357
7 Waterside Towers	550	1971	K/B	98.6%	1,518
8 Andover House	171	2004		97.1%	2,314

Subtotal	2,050			96.9%	1,417
Non-Mature and Other
4 Taylor Place — under redevelopment	218	2008	Full	30.5%	1,092
9 Sullivan Place — in lease-up	498	2007		92.0%	1,668
10 Wellington Place	372	2008	Full	93.4%	1,238
11 Delancey at Shirlington — in lease-up	241	2008		90.3%	1,842
12 Circle Towers	606	1972	Full	91.4%	1,608

Subtotal	1,935			84.9%	1,557

Grand Total	3,985			91.1%	$1,480

		Current	Est.	Est. Cost	Est. Cost	Est.
Development Opportunities	Status	# Homes	# Homes	($000)	per Home	Completion
13 2400 14th Street	Future	—	255	$120,000	$470,600	TBD^
14 Signal Hill — Woodbridge, VA	Future	—	360	82,700	230,000	TBD^

Total			615	$202,700

^ Properties held for future development pending financing.

San Francisco Market Fact Sheet
Market Statistics & Peer Comparison

San Francisco Portfolio	Homes
Same Store Pool	1,768
Non-Matures	571
Homes in Development	—
Held for Future Development	200

Total	2,539
MRQ Mo. Inc./ Occ. Home (SS)	$1,853
MRQ Occupancy (SS)	96.5%

Company	# Homes (SS)	Ave. Rent
AVB	2,482	$2,266
BRE	1,265	2,253
EQR	736	1,996
UDR	1,768	1,853
ESS	765	1,614
AIV	496	1,607

	7,512	$2,030
San Francisco is UDR’s #3
market and is expected to
contribute 8.7% of the
Company’s 2008 total pro forma NOI.
San Francisco Market Statistics

2008 Forecast		Low Home Affordability		Economy
Effective Rent (MRQ)	$2,062	Ave. Market Rent	$2,030	Population	1,720,056
Occupancy (MRQ)	95.6%	Mo Payment: Entry Level*:		Job Growth (MRQ)	0.7%
Eff. Rent Growth ‘08F	5.1%	Home	$4,355	Median Income	$94,300
Eff. Rent Growth ‘09F	2.9%	Condo	$3,668	Housing Stock
Eff. Rent Growth ‘10F	6.6%	Median Home Price (MRQ)	$809,000	Renter	330,681
Multifamily Permits	2,605	Housing Affordability Score	43	% of Total	49.1%
Source: AXIOMetrics and Company Reports, Most Recent Quarter (MRQ), Merrill Lynch Apartment Monitor, Latest Available Data (LAD)
* Assumes 30 yr fixed at 6.3%
Recent Activity
In July 2008, the Company acquired Almaden Lake Village, a 250-home community in San Jose, located adjacent to the Almaden Station for the Valley Transit Authority (VTA). This station provides direct light rail access to Silicon Valley employment centers and downtown San Jose. The property is also located one mile from the popular Westfield Oakridge Regional Mall, and the property is adjacent to Lake Almaden, providing residents direct access to a popular recreational area.
In the first quarter of 2008, UDR acquired Edgewater, a 193-home community in the Mission Bay district of San Francisco. The property was constructed in 2007 and is strategically located near public transportation and entertainment venues.
In the fourth quarter of 2007, the Company expanded its presence in this market with the purchase of Crest Marin, a 104-home community in San Rafael. The community is located directly adjacent to Highlands of Marin, an existing UDR property. Both properties will be completely renovated with new exterior siding, kitchens, baths, and more with expected rent increases of approximately $200 - $250 per home.
The company is improving existing homes though its kitchen and bath renovation program. Over 350 kitchen and bath renovations have been completed at an average cost of $14,250 and we are realizing an average annual return of 9.8%.
The region enjoys employment diversity, a highly educated work force and an attractive year round climate affording a variety of recreational activities. The median existing home price is $809,000 making this one of the least affordable markets in the U.S.

San Francisco
Market Fact Sheet

San Francisco
Market Fact Sheet

San Francisco
Market Fact Sheet

Operating Properties	# Homes	Year Built ReDev	Redev.	Occupancy	Inc. per Occ. Home
1 2000 Post Street I	304	1987	K/B	98.1%	$2,320
2 Birch Creek	184	1968		97.2%	1,792
3 Highlands of Marin	220	2008	Full	94.8%	1,676
4 Marina Playa	272	1971		97.4%	1,708
5 Crossroads Apartments	130	1986	K/B	94.4%	1,449
6 River Terrace	250	2005		97.8%	2,111
7 Lake Pines	288	2008		94.5%	1,585
8 Bay Terrace	120	1962		97.7%	1,917

Subtotal	1,768			96.5%	1,853
Non-Mature
1 2000 Post Street II (in lease-up)	24	2007		86.9%	2,298
3 Highlands of Marin II (in lease-up)	104	2008	Full	90.0%	1,280
9 Edgewater	193	2008		93.6%	2,929
10 Almaden Lake Village	250	1999		97.1%	1,613

Subtotal	571			94.2%	2,024

Grand Total	2,339			95.9%	$1,894

		Current	Est.	Est. Cost	Est. Cost	Est.
Development Opportunities	Status	# Homes	# Homes	($000)	per Home	Completion
8 Bay Terrace^	Future	120	200	$79,000	$395,000	TBD^

Total			200	$79,000

^Bay Terrace currently has a net carrying value of $21M and delivers annualized NOI of $1.8M. This property will move into active development as financing opportunities and market conditions improve.

Tampa Market Fact Sheet
Market Statistics & Peer Comparison

Tampa Portfolio	Homes
Same Store Pool	3,081
Non-Matures	486
Homes in Development	249
Held for Future Development	—

Total	3,816
MRQ Mo. Inc./ Occ. Home (SS)	$952
MRQ Occupancy (SS)	94.3%

Company	# of Homes (SS)	Ave. Rent
PPS	1,644	$1,390
UDR	3,081	952
CLP	318	933
MAA	1,120	850
CPT	5,503	839
EQR	2,887	812
AIV	3,658	806

	18,211	$899
Tampa is UDR’s #4 market
and is expected to
contribute 6.4% of the
Company’s 2008 total pro forma NOI.
Tampa Market Statistics

2008 Forecast		Low Home Affordability		Economy
Effective Rent (MRQ)	$817	Ave. Market Rent	$899	Population	2,723,949
Occupancy (MRQ)	91.2%	Mo Payment: Entry Level*:		Job Growth (MRQ)	-1.6%
Eff. Rent Growth ‘08F	-3.0%	Home	$1,226	Median Income	$56,500
Eff. Rent Growth ‘09F	-4.8%	Condo	$1,004	Housing Stock
Eff. Rent Growth ‘10F	1.0%	Median Home Price (MRQ)	$180,800	Renter	321,771
Multifamily Permits	4,204	Housing Affordability Score	96	% of Total	29.0%
Source: AXIOMetrics and Company Reports, Most Recent Quarter (MRQ), Merrill Lynch Apartment Monitor, Latest Available Data (LAD)
* Assumes 30 yr fixed at 6.3%
Recent Activity
The Company has demonstrated success in creating additional value from its Tampa properties in a variety of ways:
•	New Development — In the third quarter of 2008, we completed the purchase of a 249-home community, Vintage Lofts, at North Hyde Park in Tampa, utilizing 1031 exchange funds from the March 2008 portfolio sale. This property is currently under development at a budgeted cost of $52M, with an expected completion date of 1Q ‘09.

•	Redevelopment — we recently completed full redevelopment The Breyley, a 209-home community in Clearwater. In addition to the redevelopment program, we have completed more than 1,600 kitchen and bath renovations.
Recent issues in the housing and lending sectors have slowed Tampa’s economy but AXIOMetrics forecasts job growth in a number of sectors, including education and health services, government, other services, leisure and hospitality and trade, transportation and utilities.

Tampa
Market Fact Sheet

Tampa
Market Fact Sheet

Tampa
Market Fact Sheet

		Year Built			Inc. per Occ.
Operating Properties	# Homes	ReDev	Redev.	Occupancy	Home
1 Summit West	266	1972	—	92.9%	$869
2 Lakewood Place	346	1986	K/B	94.2%	845
3 Hunters Ridge	352	1992	K/B	91.7%	811
4 Bay Meadows	288	1985	K/B	95.5%	985
5 Cambridge Woods	275	1985	K/B	93.8%	861
6 Sugar Mill Creek	212	1988	K/B	96.2%	895
7 Inlet Bay at Gateway	464	1988	Full	94.9%	977
8 MacAlpine Place	478	2007	—	95.1%	1,118
9 Island Walk	400	1985	Full	94.2%	1,057

Subtotal	3,081			94.3%	952
Non-Mature
10 The Breyley Apartments	209	2008	Full	93.0%	973
11 Gallery at Bayport (held for disposition)	277			74.9%	958
Subtotal	486			82.6%	965

Grand Total	3,567			92.7%	$954

		Current	Est.	Est. Cost	Est. Cost	Expected
Development Opportunities	Status	# Homes	# Homes	($000)	per Home	Completion
12 Vintage Lofts	Active	—	249	$52,000	$208,800	1Q 09

Total			249	$52,000

Seattle Market Fact Sheet
Market Statistics & Peer Comparison

Seattle Portfolio	Homes
Same Store Pool	1,270
Non-Matures	455
Homes in Development	274
Held for Future Development	704

Total	2,703
MRQ Mo. Inc./ Occ. Home (SS)	$1,206
MRQ Occupancy (SS)	96.3%

Company	# of Homes (SS)	Ave. Rent
BRE	3,491	$1,338
AVB	2,492	1,316
AIV	468	1,265
UDR	1,270	1,206
ESS	5,164	1,184
EQR	6,886	1,170

	19,771	$1,226
Seattle is UDR’s #5 market
and is expected to
contribute 5.5% of the
Company’s 2008 total
pro forma NOI.
Seattle Market Statistics

2008 Forecast		Low Home Affordability		Economy
Effective Rent (MRQ)	$1,212	Ave. Market Rent	$1,226	Population	2,536,182
Occupancy (MRQ)	94.3%	Mo Payment: Entry Level*:		Job Growth (MRQ)	2.3%
Eff. Rent Growth ‘08F	4.8%	Home	$2,291	Median Income	$81,400
Eff. Rent Growth ‘09F	0.9%	Condo	$1,917	Housing Stock
Eff. Rent Growth ‘10F	1.7%	Median Home Price (MRQ)	$380,500	Renter	367,516
Multifamily Permits	7,943	Housing Affordability Score	64	% of Total	36.0%
Source: AXIOMetrics and Company Reports, Most Recent Quarter (MRQ), Merrill Lynch Apartment Monitor, Latest Available Data (LAD)
* Assumes 30 yr fixed at 6.3%
Recent Activity

UDR has been expanding its presence in the Seattle market in a number of ways, including:
•	The acquisition of two new communities in 2008:
•	Island Square, a mixed-use development with 235 apartment homes, 25K square feet of retail and 14K square feet of office space, located on Mercer Island, with access to both downtown Seattle and Bellevue job centers; and

•	Hearthstone at Merrill Creek, a 220-home community located in Merrill Creek Business Park, home to employers including Campbell’s Soup, TRW Aeronautical Systems, The Fluke Company, and Boeing.
•	The acquisition of Borgata Apartments in May, 2007. This is a mixed-use community with 71-apartment homes and 5,358 square feet of retail space in Bellevue.

•	Closing on a 49% joint venture interest in 989elements in January, 2007. This is a recently completed 23-story high-rise mixed use property located in the central business district of Bellevue with 166-apartment homes and 17,611 square feet of commercial space.

•	UDR has two joint venture developments with Su Development in which UDR has a 49% interest:
•	Ashwood Commons, a 274-home high-rise community with ground floor retail. Construction is underway with expected completion in the third quarter of 2009.

•	Bellevue Plaza, a 430-home high-rise community with ground floor retail. This property is planned for future development.

Seattle
Market Fact Sheet

Seattle
Market Fact Sheet

Seattle
Market Fact Sheet

		Year Built			Inc. per Occ.
Operating Properties	# Homes	ReDev	Redev.	Occupancy	Home
1 Hilltop	156	1985	K/B	97.2%	$1,010
2 Crown Pointe	196	1987	K/B	96.0%	952
3 Arbor Terrace	276	1996	K/B	95.4%	908
4 Aspen Creek	162	1996	—	95.5%	969
5 The Hawthorne Apartments	284	2003	—	97.9%	1,401
6 The Kennedy Building	125	2005	—	94.8%	1,679
8 Borgata Apartment Homes	71	2001	K/B	96.1%	2,438

Subtotal	1,270			96.3%	1,206
Non-Mature and Other
7 989elements (Operating JV — 49%)	166	2007	—	97.1%	1,911
9 Hearthstone at Merrill Creek	220	2000	—	94.9%	1,182
10 Island Square	235	2007	—	90.3%	1,776

Subtotal (UDR)*	455			92.5%	1,482

Grand Total (UDR)*	1,725			95.3%	$1,277

* Excludes joint venture homes

		Current	Est.	Est. Cost	Cost per	Expected
Development Opportunities	Status	# Homes	# Homes	($000)	Home	Completion
11 Ashwood Commons (JV — 49%)**	Active	—	274	$49,000	$365,000	3Q 09
12 Bellevue Plaza (JV — 49%)**	Future	—	430	66,000	314,000	TBD^

Total			274	$115,000

** Est. costs, except for cost per home, are calculated based on UDR’s ownership percentage of 49%.
^ This property will move into active development as financing opportunities and market conditions improve.

Baltimore Market Fact Sheet
Market Statistics & Peer Comparison

Baltimore Portfolio	Homes
Same Store Pool	1,556
Non-Matures	564
Homes in Development	—
Held for Future Development	—

Total	2,120
MRQ Mo. Inc./ Home (SS)	$1,186
MRQ Occupancy (SS)	96.8%

Company	# of Homes (SS)	Ave. Rent
AEC	316	$1,426
CPT	628	1,372
AVB	1,278	1,201
UDR	1,556	1,186
AIV	1,438	1,137
EQR	438	1,055
HME	6,114	1,006

	11,768	$1,100
Baltimore is UDR’s #6
market and is expected to
contribute 5.3% of the
Company’s 2008 total
pro forma NOI.
Baltimore Market Statistics

2008 Forecast		Low Home Affordability		Economy
Effective Rent (MRQ)	$1,040	Ave. Market Rent	$1,100	Population	2,668,056
Occupancy (MRQ)	94.0%	Mo Payment: Entry Level*:		Job Growth (MRQ)	0.6%
Eff. Rent Growth ‘08F	1.6%	Home	$1,854	Median Income	$78,200
Eff. Rent Growth ‘09F	1.9%	Condo	$1,542	Housing Stock
Eff. Rent Growth ‘10F	2.9%	Median Home Price (MRQ)	$280,500	Renter	307,537
Multifamily Permits	1,939	Housing Affordability Score	89	% of Total	30.9%
Sources: AXIOMetrics and Company Reports, Most Recent Quarter (MRQ), Merrill Lynch Apartment Monitor, Latest Available Data (LAD)
* Assumes 30 yr fixed at 6.3%
Recent Activity
In the first quarter of 2008, we acquired Dulaney Crescent, a 264-home community in Towson, MD. The Company has demonstrated success in creating additional value in this market in a variety of ways:
•	Redevelopment — in the second quarter of 2008, we completed the full redevelopment of Dominion Great Oaks, a 300-home community now known as Ellicott Grove. This is expected to result in a 7.9% cash-on-cash return, for total value creation of $16.1 million.

•	In addition to the redevelopment program, we have completed more than 1,000 kitchen and bath renovations.
The area has a stable employment base led by substantial government jobs and institutional employment in the education and health sectors.

Baltimore
Market Fact Sheet

Baltimore
Market Fact Sheet

Baltimore
Market Fact Sheet

		Year Built			Inc. per Occ.
Operating Properties	# Homes	ReDev	Redev.	Occupancy	Home
1 Dominion Kings Place	170	1983	K/B	97.2%	$1,198
2 Dominion at Eden Brook	232	1984	K/B	96.5%	1,233
3 Dominion Constant Friendship	136	1990	K/B	97.0%	1,142
4 Lakeside Mill	192	1989	K/B	96.9%	1,102
5 Tamar Meadow	178	1990	K/B	95.8%	1,425
6 Calvert’s Walk	276	1988	K/B	97.5%	1,113
7 Arborview	372	1992	K/B	96.7%	1,141

Subtotal	1,556			96.8%	1,186
Non-Mature
8 Dulaney Crescent	264	2003	—	92.6%	1,583
9 Ellicott Grove	300	2008	Full	95.3%	1,297

Subtotal	564			94.0%	1,429

Grand Total	2,120			96.1%	$1,249

Los Angeles County Market Fact Sheet
Market Statistics & Peer Comparison

LA County Portfolio	Homes
Same Store Pool	1,052
Non-Matures	626
Homes in Development	—
Held for Future Development	408

Total	2,086
MRQ Mo. Inc./ Home (SS)	$1,529
MRQ Occupancy (SS)	94.9%

Company	# of Homes (SS)	Ave. Rent
AIV	2,179	$2,600
CPT	538	2,090
ESS	3,016	1,874
AVB	2,392	1,837
BRE	2,237	1,761
EQR	6,079	1,686
UDR	1,052	1,529

	17,439	$1,865
LA County is UDR’s #7
market and is expected to
contribute 5.1% of the
Company’s 2008 total
pro forma NOI.
LA County Market Statistics

2008 Forecast		Low Home Affordability		Economy
Effective Rent (MRQ)	$1,817	Ave. Market Rent	$1,865	Population	9,878,554
Occupancy (MRQ)	93.6%	Mo Payment: Entry Level*:		Job Growth (MRQ)	-0.5%
Eff. Rent Growth ‘08F	0.2%	Home	$2,489	Median Income	$59,800
Eff. Rent Growth ‘09F	0.4%	Condo	$2,087	Housing Stock
Eff. Rent Growth ‘10F	2.7%	Median Home Price (MRQ)	$435,000	Renter	1,623,435
Multifamily Permits	3,942	Housing Affordability Score	53	% of Total	51.0%
Sources: AXIOMetrics and Company Reports, Most Recent Quarter (MRQ), Merrill Lynch Apartment Monitor, Latest Available Data (LAD)
* Assumes 30 yr fixed at 6.3%
Recent Activity
UDR is expanding its presence in this market with one recent acquisition, one recently completed development and one recently completed redevelopment:
•	Tierra del Rey, Marina del Ray, CA — a 170-home community acquired in the fourth quarter of 2007 for $76 million. Built in 1999, this community is undergoing a kitchen and bath renovation.

•	Jefferson at Marina del Rey — 298 homes developed at an average cost of $463,000 per home in a joint venture with JPI. This property was completed in the third quarter, 2008 and is now in lease-up.

•	Pine@Sixth, a 158-home redevelopment community completed in the third quarter of 2008.
The local economy has recently softened, however key local industries including leisure and hospitality, other services, and education and health Services, the entertainment sector and the ports of Los Angeles and Long Beach remain stable. The region enjoys a highly educated work force and an attractive year round climate affording a variety of recreational activities.

Los Angeles County
Market Fact Sheet

Los Angeles County
Market Fact Sheet

Los Angeles County
Market Fact Sheet

		Year Built			Inc. per Occ.
Operating Properties	# Homes	ReDev	Redev.	Occupancy	Home
1 The Crest at Phillips Ranch	501	1989	K/B	94.5%	$1,588
2 Rosebeach	174	1970	K/B	93.6%	1,447
3 The Villas at San Dimas	156	1981	K/B	95.5%	1,500
4 The Villas at Bonita	102	1981	—	95.3%	1,496
5 Ocean Villa	119	1965	—	97.3%	1,471

Subtotal	1,052			94.9%	1,529
Non-Mature and Other
6 Tierra del Rey	170	1999	K/B	95.4%	2,499
7 Pine@Sixth	158	2008	Full	84.1%	1,266
8 Jefferson at Marina del Rey (in lease-up)	298	2008	—	37.9%	2,661

Subtotal	626			79.7%	2,142

Grand Total	1,678			89.9%	$1,707

		Current	Est.	Est. Cost	Est. Cost	Est.
Development Opportunities	Status	# Homes	# Homes	($000)	per Home	Completion
9 Grandview	Future	—	218	$67,000	$307,000	TBD^
10 3033 Wilshire	(land)	—	190	100,900	531,000	TBD^

Total			408	$167,900

^ Grandview is an operating property with a net carrying value of $10M, delivering annualized NOI of $.6M. Wilshire is entitled land with an estimated net carrying value of $11M. These properties will move into active development as financing opportunities and market conditions improve.

Orlando Market Fact Sheet
Market Statistics & Peer Comparison

Orlando Portfolio	Homes
Same Store Pool	2,500
Non-Matures	667
Homes in Development	395
Held for Future Development	—

Total	3,562
MRQ Mo. Inc./ Home (SS)	$963
MRQ Occupancy (SS)	92.1%

Company	# of Homes (SS)	Ave. Rent
PPS	427	$1,473
CLP	2,251	1,007
AEC	288	992
UDR	2,500	963
EQR	6,960	924
CPT	3,296	904
AIV	3,888	797
MMA	288	792

	19,898	$921
Orlando is UDR’s #8
market and is expected to
contribute 4.8% of the
Company’s 2008 total
pro forma NOI.
Orlando Market Statistics

2008 Forecast		Low Home Affordability		Economy
Effective Rent (MRQ)	$833	Ave. Market Rent	$921	Population	2,032,496
Occupancy (MRQ)	90.5%	Mo Payment: Entry Level*:		Job Growth (MRQ)	-0.1%
Eff. Rent Growth ‘08F	-3.1%	Home	$1,452	Median Income	$59,200
Eff. Rent Growth ‘09F	-2.5%	Condo	$1,198	Housing Stock
Eff. Rent Growth ‘10F	0.9%	Median Home Price (MRQ)	$223,500	Renter	248,958
Multifamily Permits	6,124	Housing Affordability Score	84	% of Total	32.8%
Sources: AXIOMetrics and Company Reports, Most Recent Quarter (MRQ), Merrill Lynch Apartment Monitor, Latest Available Data (LAD)
* Assumes 30 yr fixed at 6.3%
Recent Activity
UDR has demonstrated success in creating additional value from its Orlando properties in a variety of ways:
•	Redevelopment — In 2008, we completed full redevelopment of two communities: Altamira Place and Canopy Villas (656 homes).

•	Kitchen and Bath Program: We’ve completed more than 800 kitchen and bath renovations at an average cost of $13,800 and are realizing an average annual return of 9.8%.

•	Development: In the first quarter of 2008, we completed the purchase of a presale community, The Place at Millenia. Phase one, which included 371 homes. Phase II, which includes 395 homes, is estimated to be completed in 2010.
Orlando’s economy has been impacted by the housing slump and high fuel prices. The local economy in influenced by the leisure and hospitality industry but is diversified with significant employment in the transportation and utility sectors as well.

Orlando
Market Fact Sheet

Orlando
Market Fact Sheet

9 Altamira Place - *Redeveloped 2007*

10 Canopy Villas – *Redeveloped 2008*

11 The Place at Millenia - *Presale*
Phase I - Completed 2008
Phase II - Expected Completion 2010

Orlando
Market Fact Sheet

		Year Built			Inc. per Occ.
Operating Properties	# Homes	ReDev	Redev.	Occupancy	Home
1 Seabrook	200	2004	—	89.4%	$961
2 Regatta Shores	256	2007	Full	88.3%	813
3 Alafaya Woods	296	2006	Full	89.8%	1,002
4 Los Altos	328	2004	K/B	91.2%	948
5 Lotus Landing	260	2006	K/B	90.5%	839
6 Seville on the Green	170	2004	—	94.5%	988
7 Ashton at Waterford Lakes	292	2000	Full	95.8%	1,147
8 Arbors at Lee Vista	338	2007	K/B	93.0%	999
9 Altamira Place	360	2007	Full	95.0%	936

Subtotal	2,500			92.1%	963
Non-Mature and Other
10 Canopy Villas (in lease-up)	296	2007	Full	91.7%	1,005
11 The Place at Millenia, Phase I (in lease-up)	371	2007	Full	81.9%	921

Subtotal	667			86.3%	961

Grand Total	3,167			90.9%	$963

		Est.	Est. Cost	Est. Cost	Expected
Development Opportunities	Status	# Homes	($000)	per Home	Completion
11 The Place at Millenia (Phase II)^	Active	395	$64,000	$162,000	2010^

Total		395	$64,000	$162,000
^ Presale property, construction pending financing by 3rd party developer.

Richmond Market Fact Sheet
Market Statistics & Peer Comparison

Richmond Portfolio	Homes
Same Store Pool	1,958
Non-Matures	253
Homes in Development	—
Held for Future Development	—

Total	2,211
MRQ Mo. Inc./ Home (SS)	$1,023
MRQ Occupancy (SS)	96.3%

Company	# of Homes (SS)	Ave. Rent
UDR	1,958	$1,023
AEC	240	1,000
AIV	744	869
CLP	1,368	838

	4,310	$936
Richmond is UDR’s #9
market and is expected to
contribute 4.6% of the
Company’s 2008 total
pro forma NOI.
Richmond Market Statistics

2008 Forecast		Low Home Affordability		Economy
Effective Rent (MRQ)	$900	Ave. Market Rent	$936	Population	1,212,977
Occupancy (MRQ)	93.8%	Mo Payment: Entry Level*:		Job Growth (MRQ)	0.5%
Eff. Rent Growth ‘08F	1.2%	Home	$1,452	Median Income	$69,300
Eff. Rent Growth ‘09F	0.9%	Condo	$1,198	Housing Stock
Eff. Rent Growth ‘10F	1.9%	Median Home Price (MRQ)	$225,700	Renter	146,226
Multifamily Permits	853	Housing Affordability Score	n/a	% of Total	31.2%
Sources: AXIOMetrics and Company Reports, Most Recent Quarter (MRQ), Merrill Lynch Apartment Monitor, Latest Available Data (LAD)
* Assumes 30 yr fixed at 6.3%
Recent Activity
UDR’s apartment communities in the Richmond market are in excellent locations and the Company has invested to modernize the homes in several ways:
•	Redevelopment: Two communities, Legacy at Mayland and Gayton Pointe Townhomes, have been completely redeveloped. Legacy at Mayland, completed in 2007, produced an increase in cash flow of 85% and estimated value creation of $33.6M. Construction at Gayton Pointe has recently been completed with focus on lease-up activities. Once stabilized, we expect a 7.7% return on incremental capital invested with an estimated $17M in value created.

•	Kitchen and Bath Program: Over 1,300 kitchen and bath renovations have been completed at an average cost of $9,604, and are yielding an average annual return of 11.9%.
Richmond has a diversified economy with significant employment in the government sector and in trade, transportation and utilities.

Richmond
Market Fact Sheet

Richmond
Market Fact Sheet

Richmond
Market Fact Sheet

		Year Built			Inc. per Occ.
Operating Properties	# Homes	ReDev	Redev.	Occupancy	Home
1 Dominion Olde West	287	1978	Full	93.4%	$901
2 Dominion Creekwood	216	1984	K/B	96.0%	864
3 Dominion West End	350	1989	K/B	97.9%	981
4 Waterside at Ironbridge	265	1987	K/B	94.0%	944
5 Carriage Homes at Wyndham	264	1998	K/B	95.8%	1,350
6 Legacy at Mayland	576	2007	Full	98.1%	1,054

Subtotal	1,958			96.3%	1,023
Non-Mature
7 Gayton Pointe Townhomes	253	2008	Full	95.7%	1,304

Subtotal	253			95.7%	1,304

Grand Total	2,211			96.2%	$1,055

Dallas Market Fact Sheet
Market Statistics & Peer Comparison

Dallas Portfolio	Homes
Same Store Pool	305
Non-Matures	3,497
Homes in Development	1,648
Held for Future Development	5,557

Total	11,007
MRQ Mo. Inc./ Home (SS)	$1,647
MRQ Occupancy (SS)	95.5%

Company	# of Homes (SS)	Ave. Rent
UDR	305	$1,647
PPS	3,796	1,136
EQR	3,191	915
CPT	4,719	806
CLP	2,468	750
MAA	3,195	743
AIV	1,721	738

	19,090	$866
Dallas is UDR’s #10
market and is expected to
contribute 4.0% of the
Company’s 2008 total
pro forma NOI.
Dallas Market Statistics

2008 Forecast		Low Home Affordability		Economy
Effective Rent (MRQ)	$830	Ave. Market Rent	$866	Population	4,111,429
Occupancy (MRQ)	92.4%	Mo Payment: Entry Level*:		Job Growth	2.1%
Eff. Rent Growth ‘08F	2.0%	Home	$1,094	Median Income	$64,800
Eff. Rent Growth ‘09F	1.6%	Condo	$891	Housing Stock
Eff. Rent Growth ‘10F	1.1%	Median Home Price (MRQ)	$151,000	Renter	529,053
Multifamily Permits	13,501	Housing Affordability Score	125	% of Total	37.3%
Sources: AXIOMetrics and Company Reports, Most Recent Quarter (MRQ), Merrill Lynch Apartment Monitor, Latest Available Data (LAD)
* Assumes 30 yr fixed at 6.3%
Recent Activity
The Company has been active in the Dallas market in a variety of ways:
•	In the first quarter of 2008, we acquired Legacy Village (three communities) consisting of 1,043 homes in the Plano submarket.

•	At Thirty 377, we have completed 70 kitchen and bath renovations at an average cost of $18,869 and we are realizing an average annual return of 11.8%.

•	Construction of 202 homes at Riachi at One21 in the Dallas suburb of Plano was completed in the fourth quarter of 2007. Construction of 198 units in Phase II of the community has begun and completion is anticipated in 2009.

•	Construction of 302 homes at Lincoln at Towne Square was completed in the third quarter of 2008 within the Company’s Texas joint-venture.

•	An assemblage of 99 acres in Addison, named Vitruvian Park, was completed in the second quarter of 2007, and the Company broke ground on Phase I of development in the second quarter of 2008. The city of Addison has approved doubling the density to over 5,500 homes with zoning for 500,000 square feet of retail and office space. They have also agreed to contribute $40 million to the project. The Company anticipates that the development will be completed in conjunction with one or more institutional investors.
The Dallas economy is diverse with significant employment in the energy sector, trade, transportation, government, education and the health sector.

Dallas
Market Fact Sheet

Dallas
Market Fact Sheet

Dallas
Market Fact Sheet

		Year Built			Inc. per Occ.
Operating Properties	# Homes	ReDev	Redev.	Occupancy	Home
1 Thirty377	305	2007	K/B	95.5%	$1,647

Subtotal**	305			95.5%	1,647
Non-Mature and Other
2 Lincoln at Towne Square (JV)	702	2008	—	81.3%	961
3 Meridian II, The (JV)	520	2002	—	96.7%	856
4 Cliffs, The (JV)	400	1992	—	97.1%	796
5 Mandolin, The (JV)	486	2003	—	96.2%	1,000
6 Villas at Ridgeview	48	2007	—	97.2%	1,692
7 Riachi at One21 - Phase I	202	2007	—	94.4%	983
8 Highlands of Preston (in redevelopment)	380	2007	—	81.2%	746
9 Legacy Village	1,043	'05-'07	—	90.4%	994
10 Vitruvian Park	1,013		—	94.4%	672

Subtotal (UDR)**	3,497			n/a	n/a

Grand Total (UDR)**	3,802			n/a	n/a

** Excludes Unconsolidated JV homes and includes 811 homes in other Texas markets

			Est.
		Current	#	Est, Cost	Est. Cost		Est.
Development Opportunities	Status	# Homes	Homes	($000)	per Home		Completion
7 Riachi at One21 - Phase II	Active		200	$17,900	$89,500		2009
10 Vitruvian Park^ — Phase I	Active		392	66,500	170,000	^^	2010
10 Vitruvian Park^ — Future Phases	Future	1,013	5,557	$737,000	132,600		TBD
11 Mustang Park (Presale)	Active		289	29,000	100,000		2009
12 Belmont (formerly Bennett)	Active		465	63,000	$135,000		2010

Total			6,903	$913,400

^	Our development of Vitruvian Park will be completed in phases. We are currently developing 392 homes in Phase I. Vitruvian Park consists of an assemblage of operating properties, including 1,013 homes with a net carrying value of $52.5M, delivering annualized NOI of $3.7M. Future phases will move into active development as financing opportunities and market conditions improve.

^^	Includes 16,050 square feet of retail space.

Nashville Market Fact Sheet
Market Statistics & Peer Comparison

Nashville Portfolio	Homes
Same Store Pool	1,874
Non-Matures	386
Homes in Development	—
Held for Future Development	—

Total	2,260
MRQ Mo. Inc./ Home (SS)	$891
MRQ Occupancy (SS)	95.5%

Company	# of Homes (SS)	Ave. Rent
EQR	396	$914
UDR	1,874	891
AIV	2,192	856
MAA	1,855	816

	6,317	$858
Nashville is UDR’s #11
market and is expected to
contribute 3.5% of the
Company’s 2008 total
pro forma NOI.
Nashville Market Statistics

2008 Forcast		Low Home Affordability		Economy
Effective Rent (MRQ)	$784	Ave. Market Rent	$858	Population	1,521,437
Occupancy (MRQ)	92.8%	Mo Payment: Entry Level*:		Job Growth (MRQ)	0.1%
Eff. Rent Growth ‘08F	0.7%	Home	$1,072	Median Income	$63,200
Eff. Rent Growth ‘09F	0.1%	Condo	$872	Housing Stock
Eff. Rent Growth ‘10F	1.3%	Median Home Price (MRQ)	$163,100	Renter	177,467
Multifamily Permits	1,605	Housing Affordability Score	n/a	% of Total	30.3%
Sources: AXIOMetrics and Company Reports, Most Recent Quarter (MRQ), Merrill Lynch Apartment Monitor, Latest Available Data (LAD)
* Assumes 30 yr fixed at 6.3%
Recent Activity
UDR has demonstrated success in creating additional value from its Nashville properties in a variety of ways:
•	Redevelopment — we have completed the full redevelopment of Polo Park, a 386-home community we purchased for $20.9M or $54,082 per home in 2006. It is expected to deliver a cash-on-cash return of 7.9%, and an increase in total cash flow of 48% for total value creation of $4 million.

•	Kitchens/Baths — In addition to the redevelopment program, we have completed over 800 kitchen and bath renovations at an average cost of $12,113 and are yielding an average annual return of 10.3%.
Nashville has a diversified economy with significant employment in trade, transportation and utilities and education and health activity.

Nashville
Market Fact Sheet

Nashville
Market Fact Sheet

Nashville
Market Fact Sheet

		Year Built			Inc. per Occ.
Operating Properties	# Homes	ReDev	Redev.	Occupancy	Home
1 Legacy Hill	206	1977	K/B	95.2%	$870
2 Brookridge	176	1986	K/B	93.6%	729
3 Breckenridge	190	1986	K/B	95.6%	773
4 Hickory Run	294	1989	K/B	95.8%	802
5 The Colonnade	288	1998	K/B	95.4%	852
6 The Preserve at Brentwood	360	1998	K/B	95.6%	1,006
7 Carrington Hills	360	1999	K/B	96.5%	1,031

Subtotal	1,874			95.5%	891
Non-Mature
8 Polo Park	386	1987	Full	95.6%	817

Subtotal	386			95.6%	817

Grand Total	2,260			95.5%	$878

San Diego County Market Fact Sheet
Market Statistics & Peer Comparison

San Diego Portfolio	Homes
Same Store Pool	1,123
Non-Matures	—
Homes in Development	—
Held for Future Development	569

Total	1,692
MRQ Mo. Inc./ Home (SS)	$1,406
MRQ Occupancy (SS)	95.5%

Company	# of Homes (SS)	Ave. Rent
CPT	879	$1,803
EQR	4,000	1,628
BRE	3,711	1,593
AVB	1,057	1,456
UDR	1,123	1,406
AIV	1,830	1,406
ESS	3,284	1,187

	15,884	$1,486
San Diego is UDR’s #12
market and is expected to
contribute 3.1% of the
Company’s 2008 total
pro forma NOI.
San Diego Market Statistics

2008 Forecast		Low Home Affordability		Economy
Effective Rent (MRQ)	$1,453	Ave. Market Rent	$1,486	Population	2,974,859
Occupancy (MRQ)	94.6%	Mo Payment: Entry Level*:		Job Growth (MRQ)	-0.4%
Eff. Rent Growth ‘08F	2.7%	Home	$2,386	Median Income	$72,100
Eff. Rent Growth ‘09F	0.7%	Condo	$1,998	Housing Stock
Eff. Rent Growth ‘10F	2.0%	Median Home Price (MRQ)	$415,000	Renter	461,022
Multifamily Permits	3,349	Housing Affordability Score	51	% of Total	44.1%
Sources: AXIOMetrics and Company Reports, Most Recent Quarter (MRQ), Merrill Lynch Apartment Monitor, Latest Available Data (LAD)
* Assumes 30 yr fixed at 6.3%
Recent Activity
UDR has the opportunity to expand its presence in this market with two development projects. Future plans are to add 65 new apartment homes to Presidio at Rancho del Oro, in Oceanside and to tear down and rebuild The Summit at Mission Bay, making it multiple levels with subterranean parking. This will increase the size of the property by 181 apartment homes and offer ocean views. Both of these development projects are held for future development, subject to financing opportunities and market conditions.
The company continues to improve its existing homes through the Kitchen and Bath Program:
•	230 kitchen and bath renovations have been completed at an average cost of $6,000 to $7,000 with an annualized average return of 21.6%. The average increase in market rent is $150.00.
The local housing market has softened and home ownership is less attainable. While San Diego County experienced a loss of jobs in 2007 and 2008 due to fall out of the sub prime market, as well as loss of construction starts, it continues to be an attractive place to live with its diverse population, highly skilled and educated workforce, as well as several military bases. In addition the climate is very mild year round and provides multiple options for outdoor activities and tourism.

San Diego
Market Fact Sheet

San Diego
Market Fact Sheet

4 Rancho Vallecitos

1 Presidio at Rancho del Oro

COWLEY
WAY
ON GRADE PARKING STRUCTURE
ON GRADE PARKING STRUCTURE
CALLE
NEIL
AVENUE
CLAIREMONT
DRIVE

3 Summit at Mission Bay
Held for Future Development

San Diego
Market Fact Sheet

		Year Built			Inc. per Occ.
Operating Properties	# Homes	ReDev	Redev.	Occupancy	Home
1 Presidio at Rancho del Oro	264	1987	K/B	94.4%	$1,273
2 Villas at Carlsbad	102	1966	K/B	94.9%	1,569
3 Summit at Mission Bay	323	1953	—	97.4%	1,296
4 Rancho Vallecitos	184	1988	K/B	94.9%	1,528
5 Milazzo	250	1986	K/B	95.1%	1,534

Grand Total	1,123			95.5%	$1,406

		Current #	Est. #	Est. Cost	Est. Cost	Est.
Development Opportunities	Status	Homes	Homes	($000s)	per Home	Completion
1 Presidio — Phase II^	Future	(land)	65	$9,000	$138,500	TBD^
3 Summit at Mission Bay^	Future	323	504	172,000	$341,300	TBD^

Total			569	$181,000

^	These properties will move into active development as financing opportunities and market conditions improve.

Monterey/Salinas Market Fact Sheet
Market Statistics & Peer Comparison

Monterey Portfolio	Homes
Same Store Pool	1,565
Non-Matures	—
Homes in Development	—
Held for Future Development

Total	1,565
MRQ Mo. Inc./ Home (SS)	$1,094
MRQ Occupancy (SS)	96.7%

Company	# of Homes (SS)	Ave. Rent
UDR	1,565	$1,094

	1,565	$1,094
Monterey is UDR’s #13
market and is expected to
contribute 3.1% of the
Company’s 2008 total
pro forma NOI.
Monterey Market Statistics

2008 Forecast		Low Home Affordability		Economy
Effective Rent (MRQ)	$1,175	Ave. Market Rent	$1,094	Population	407,637
Occupancy (MRQ)	95.5%	Mo Payment: Entry Level*:		Job Growth (MRQ)	1.1%
Eff. Rent Growth ‘08F	6.2%	Home	$2,026	Median Income	$64,800
Eff. Rent Growth ‘09F	2.0%	Condo	$1,690	Housing Stock
Eff. Rent Growth ‘10F	2.3%	Median Home Price (MRQ)	$350,000	Renter	61,203
Multifamily Permits	240	Housing Affordability Score	43	% of Total	48.6%
Sources: AXIOMetrics and Company Reports, Most Recent Quarter (MRQ), Merrill Lynch Apartment Monitor, Latest Available Data (LAD)
* Assumes 30 yr fixed at 6.3%
Recent Activity
UDR’s Monterey portfolio consists of 1,565 apartment homes in seven communities in Salinas, CA. Average monthly rents are $1,094.
The Salinas economy is heavily influenced by the agricultural industry and is known as “America’s Salad Bowl”. The market has heavy population fluctuations related to the seasonality of the farming industry with highs in the March-November months. UDR’s occupancy tends to fluctuate between 91% in the low season and as high as 98% in the high season.

Monterey/Salinas Market Fact Sheet

		Year Built			Inc. per Occ.
Operating Properties	# Homes	ReDev	Redev.	Occupancy	Home
1 Garden Court	107	1986	—	99.6%	$974
2 Cambridge Court	332	1974	K/B	97.5%	1,014
3 The Pointe at Westlake	139	1979	K/B	96.9%	1,004
4 Laurel Tree	157	1979	K/B	95.6%	986
5 Boranda Manor	204	1977	K/B	98.0%	1,064
6 The Pointe at Northridge	187	1975	K/B	95.5%	1,157
7 The Pointe at Harden Ranch	439	1973	K/B	95.5%	1,243

Grand Total	1,565			96.7%	$1,094

Jacksonville Market Fact Sheet
Market Statistics & Peer Comparison

Jacksonville Portfolio	Homes
Same Store Pool	1,557
Non-Matures	300
Homes in Development	—
Held for Future Development	—

Total	1,857
MRQ Mo. Inc./ Home (SS)	$862
MRQ Occupancy (SS)	94.7%

Company	# of Homes (SS)	Ave. Rent
UDR	1,557	$862
AIV	1,919	831
EQR	3,474	791
MAA	3,346	781

	10,296	$806
Jacksonville is UDR’s #14
market and is expected to
contribute 2.9% of the
Company’s 2008 total
pro forma NOI.
Jacksonville Market Statistics

2008 Forecast		Low Home Affordability		Economy
Effective Rent (MRQ)	$803	Ave. Market Rent	$806	Population	1,300,823
Occupancy (MRQ)	90.2%	Mo Payment: Entry Level*:		Job Growth (MRQ)	-0.9%
Eff. Rent Growth ‘08F	-2.8%	Home	$1,232	Median Income	$63,900
Eff. Rent Growth ‘09F	0.0%	Condo	$1,009	Housing Stock
Eff. Rent Growth ‘10F	0.2%	Median Home Price (MRQ)	$186,800	Renter	157,002
Multifamily Permits	2,169	Housing Affordability Score	108	% of Total	31.0%
Source: AXIOMetrics, Merrill Lynch Apartment Monitor and Company Reports(MRQ)
* Assumes 30 yr fixed at 6.31%
Recent Activity
UDR has demonstrated success in creating additional value from its Jacksonville properties in a variety of ways.
•	In 2007, we acquired The Kensley Apartment Homes, a 300-homes community, for $34.2M, or $114,000 per home.

•	We have completed 455 kitchen and bath renovations at an average cost of $10,200 and are realizing an average return of 9%

•	We have also completed a limited scope reposition of 352 homes at Green Tree Place.
AXIOMetrics most recent report shows Jacksonville’s population grew at +1.7% in 2007, above the national average. Jacksonville’s household income is slightly above the US average. Annual job growth is expected to decline slightly, feeling the pressure of the weakened national business climate. Most new jobs are coming from professional, business services, education, health services as well as leisure and hospitality industries.

Jacksonville Market Fact Sheet

		Year Built			Inc. per Occ.
Operating Properties	# Homes	ReDev	Redev.	Occupancy	Home
1 The Antlers	400	1985	—	96.3%	$839
2 Green Tree Place	352	1986	K/B	95.4%	859
3 St John’s Plantation	400	1989	K/B	93.4%	931
4 Westland Park	405	1990	K/B	93.7%	819

Subtotal	1,557			94.7%	862
Non-Mature
5 The Kensley Apartment Homes	300	2004	—	89.9%	906

Subtotal	300			89.9%	906

Grand Total	1,857			93.9%	$869

Norfolk/VA Beach Market Fact Sheet
Market Statistics & Peer Comparison

Norfolk/VA Beach Portfolio	Homes
Same Store Pool	1,438
Non-Matures	—
Homes in Development	—
Held for Future Development	—

Total	1,438
MRQ Mo. Inc./ Home (SS)	$960

MRQ Occupancy (SS)	94.5%

Company	# of Homes (SS)	Ave. Rent
AEC	268	$1,363
AIV	2,721	$976
UDR	1,438	960
CLP	497	795

	4,924	$974
Norfolk is UDR’s #15
market and is expected to
contribute 2.8% of the
Company’s 2008 total
pro forma NOI.
Norfolk/VA Beach Market Statistics

2008 Forecast		Low Home Affordability		Economy
Effective Rent (MRQ)	$952	Ave. Market Rent	$974	Population	1,658,754
Occupancy (MRQ)	93.8%	Mo Payment: Entry Level*:		Job Growth (MRQ)	2.1%
Eff. Rent Growth ‘08F	1.6%	Home	$1,541	Median Income	$65,100
Eff. Rent Growth ‘09F	0.9%	Condo	$1,274	Housing Stock
Eff. Rent Growth ‘10F	1.7%	Median Home Price (MRQ)	$239,700	Renter	217,725
Multifamily Permits	2,004	Housing Affordability Score	91	% of Total	34.9%
Sources: AXIOMetrics and Company Reports, Most Recent Quarter (MRQ), Merrill Lynch Apartment Monitor, Latest Available Data (LAD)
* Assumes 30 yr fixed at 6.3%
Recent Activity
Norfolk/Virginia Beach apartment communities are in solid locations and the Company has invested to modernize the homes in the following way:
•	Kitchen and Bath Program: Over 1,400 kitchen and bath renovations have been completed at an average cost of $9,760, yielding an average annual return of 8.0%.
Virginia Beach has a diversified economy with significant employment in the government sector and in trade, transportation and utilities.

Norfolk/VA Beach Market Fact Sheet

		Year Built			Inc. per Occ.
Operating Properties	# Homes	ReDev	Redev.	Occupancy	Home
1 Dominion Waterside/Lynnhaven	192	1966	K/B	93.9%	$1,003
2 Eastwind	200	1970	K/B	93.8%	1,079
3 Heather Lake	252	1972	K/B	92.6%	957
4 Woodscape	296	1974	—	94.4%	809
5 Forest Lakes at Oyster Pt.	296	1986	K/B	95.4%	958
6 Dominion Yorkshire Downs	202	1987	K/B	96.6%	1,024

Grand Total	1,438			94.5%	$960

Inland Empire, CA Market Fact Sheet
Market Statistics & Peer Comparison

Inland Empire Portfolio	Homes
Same Store Pool	1,074
Non-Matures	—
Homes in Development	—
Held for Future Development	—

Total	1,074
MRQ Mo. Inc./ Home (SS)	$1,317
MRQ Occupancy (SS)	93.8%

Company	# of Homes (SS)	Ave. Rent
UDR	1,074	$1,317
CPT	264	1,298
EQR	4,350	1,246
BRE	2,929	1,188
ESS	588	942
AIV	198	925
AVB	320	850

	9,723	$1,200
Inland Empire is UDR’s
#16 market and is
expected to contribute
2.8% of the Company’s
2008 total pro forma NOI.
Inland Empire Market Statistics

2008 Forecast		Low Home Affordability		Economy
Effective Rent (MRQ)	$1,167	Ave. Market Rent	$1,200	Population	4,081,371
Occupancy (MRQ)	91.8%	Mo Payment: Entry Level*:		Job Growth (MRQ)	-1.7%
Eff. Rent Growth ‘08F	-3.1%	Home	$1,606	Median Income	$62,000
Eff. Rent Growth ‘09F	-1.0%	Condo	$1,330	Housing Stock
Eff. Rent Growth ‘10F	1.7%	Median Home Price (MRQ)	$260,000	Renter	403,123
Multifamily Permits	2,789	Housing Affordability Score	77	% of Total	32.4%
Source: AXIOMetrics, Merrill Lynch Apartment Monitor and Company Reports(MRQ)
* Assumes 30 yr fixed at 6.31%
Recent Activity
In the Inland Empire market, UDR is improving existing homes though its Kitchen and Bath Program. Approximately 200 kitchen and bath renovations have been completed at an average cost of $8,802 and we are realizing an average annual return of 13.5%. We achieved average rent increases of 13.5% per home at Waterstone at Murrieta: $975 before and $1,075 after.
San Bernardino County is known as the “transportation hub of the Southwestern United States,” according to Grubb & Ellis. With Ontario International Airport, the County hosts one of the 15 busiest cargo airports in the country. Freight trains roll through the region on two of the busiest transcontinental rail lines in the nation. This region offers a diversified economy, cultural amenities, and an attractive quality of life for individuals and families, as well as businesses, seeking to relocate. A safe, family-oriented environment and a well-educated work force combine to make the Inland Empire an ideal place to live, work and play.

Inland Empire, CA Market Fact Sheet

		Year Built			Inc. per Occ.
Operating Properties	# Homes	ReDev	Redev.	Occupancy	Home
1 Waterstone at Murietta	420	1990	K/B	93.3%	1,112
2 Windemere/Sycamore Heights	240	2001	—	92.4%	1,244
3 Verano at Town Square	414	2006	—	95.1%	1,562

Grand Total	1,074			93.8%	$1,317

Phoenix Market Fact Sheet
Market Statistics & Peer Comparison

Phoenix Portfolio	Homes
Same Store Pool	914
Non-Matures	449
Homes in Development	382
Held for Future Development	—

Total	1,745
MRQ Mo. Inc./ Home (SS)	$946
MRQ Occupancy (SS)	93.3%

Company	# of Homes (SS)	Ave. Rent
UDR	914	$946
CLP	952	906
BRE	1,898	900
CPT	1,729	869
MAA	240	797
EQR	11,066	790
AIV	5,012	718

	21,811	$801
Phoenix is UDR’s #17
market and is expected to
contribute 2.1% of the
Company’s 2008 total
pro forma NOI.
Phoenix Market Statistics

2008 Forecast		Low Home Affordability		Economy
Effective Rent (MRQ)	$774	Ave. Market Rent	$801	Population	4,179,427
Occupancy (MRQ)	89.5%	Mo Payment: Entry Level*:		Job Growth (MRQ)	-2.0%
Eff. Rent Growth ‘08F	-3.9%	Home	$1,283	Median Income	$64,200
Eff. Rent Growth ‘09F	-1.9%	Condo	$1,053	Housing Stock
Eff. Rent Growth ‘10F	0.2%	Median Home Price (MRQ)	$205,100	Renter	456,220
Multifamily Permits	6,788	Housing Affordability Score	109	% of Total	31.5%
Sources: AXIOMetrics and Company Reports, Most Recent Quarter (MRQ), Merrill Lynch Apartment Monitor, Latest Available Data (LAD)
* Assumes 30 yr fixed at 6.3%
Recent Activity
UDR is expanding its presence in this market with the following:
•	In the third quarter of 2008, the Company purchased Waterford at Peoria — a 200-home presale development community completed in the third quarter.

•	The Residences at Stadium Village is an active development project — with 382 homes being built at an estimated average cost of $124,000 per home, with an expected completion in 2010.
The local economy has recently softened; however job growth is forecasted to improve in 2010. Key local industries include trade, transportation and utilities, professional and business, education and health, leisure and hospitality and government. The market has outstanding recreational and extra-curricular activities, an attractive year round climate, a reasonable cost of living and a young educated work force. Phoenix offers ample room for continued job growth and population growth.

Phoenix Market Fact Sheet

		Year Built			Inc. per Occ.
Operating Properties	# Homes	ReDev	Redev.	Occupancy	Home
1 Finisterra	356	1997	—	92.7%	$960
2 Sierra Foothills	322	1998	—	93.3%	953
3 Sierra Canyon	236	2001	—	94.2%	915

Sub Total	914			93.3%	946
Non-Mature
4 Sierra Palms (Held for Disposition)	249	1997		82.5%	852
5 Waterford Peoria (In lease-up)	200	2008		39.0%	869

Sub Total	449			63.1%	857

Grand Total	1,363			83.4%	$924

		# of	Budgeted	Cost per	Expected
Development Opportunities	Status	Homes	Cost (000)	Home	Completion
6 Residences/Stadium	Active	382	$47,400	$124,000	2010

		382	$47,400

Sacramento Market Fact Sheet
Market Statistics & Peer Comparison

Sacramento Portfolio	Homes
Same Store Pool	914
Non-Matures	—
Homes in Development	—
Held for Future Development	—

Total	914
MRQ Mo. Inc./ Home (SS)	$930
MRQ Occupancy (SS)	93.9%

Company	# of Homes (SS)	Ave. Rent
BRE	1,242	$1,155
EQR	504	1,076
AIV	180	1,050
UDR	914	930

	2,840	$1,062
Sacramento is UDR’s #18
market and is expected to
contribute 1.6% of the
Company’s 2008 total
pro forma NOI.
Sacramento Market Statistics

2008 Forecast		Low Home Affordability		Economy
Effective Rent (MRQ)	$1,028	Ave. Market Rent	$1,062	Population	2,091,120
Occupancy (MRQ)	92.8%	Mo Payment: Entry Level*:		Job Growth (MRQ)	-1.1%
Eff. Rent Growth ‘08F	0.8%	Home	$1,523	Median Income	$71,000
Eff. Rent Growth ‘09F	-0.8%	Condo	$1,259	Housing Stock
Eff. Rent Growth ‘10F	1.5%	Median Home Price (MRQ)	$250,000	Renter	282,068
Multifamily Permits	1,225	Housing Affordability Score	96	% of Total	36.8%
Sources: AXIOMetrics and Company Reports, Most Recent Quarter (MRQ), Merrill Lynch Apartment Monitor, Latest Available Data (LAD) * Assumes 30 yr fixed at 6.3%
Recent Activity
The Company owns two properties comprised of 914 apartment homes in Sacramento. UDR’s Sacramento properties have average rents of $930. Sacramento is the state capitol of California and also is home to Sacramento State University.
AXIOMetrics forecasts a soft job market through 2009, but improving in 2010 and beyond.
The Company has no plans to expand further in this market

Sacramento Market Fact Sheet

		Year Built			Inc. per
Operating Properties	# Homes	ReDev	Redev.	Occupancy	Occ. Home
1 Woodlake Village	646	1979	K/B	93.4%	$871
2 Foothills Tennis Village	268	1988	K/B	95.0%	1,068

Grand Total	914			93.9%	$930

Portland Market Fact Sheet
Market Statistics & Peer Comparison

Portland Portfolio	Homes
Same Store Pool	716
Non-Matures	—
Homes in Development	—
Held for Future Development	—

Total	716
MRQ Mo. Inc./ Home (SS)	$1,002
MRQ Occupancy (SS)	95.3%

Company	# of Homes (SS)	Ave. Rent
UDR	716	$1,002
EQR	3,713	892

	4,429	$909
Portland is UDR’s #19
market and is expected to
contribute 1.4% of the
Company’s 2008 total
pro forma NOI.
Portland Market Statistics

2008 Forecast		Low Home Affordability		Economy
Effective Rent (MRQ)	$869	Ave. Market Rent	$909	Population	2,175,113
Occupancy (MRQ)	94.5%	Mo Payment: Entry Level*:		Job Growth (MRQ)	0.2%
Eff. Rent Growth ‘08F	0.8%	Home	$1,776	Median Income	$67,500
Eff. Rent Growth ‘09F	1.0%	Condo	$1,476	Housing Stock
Eff. Rent Growth ‘10F	1.4%	Median Home Price (MRQ)	$286,100	Renter	290,704
Multifamily Permits	4,022	Housing Affordability Score	77	% of Total	34.9%
Sources: AXIOMetrics and Company Reports, Most Recent Quarter (MRQ), Merrill Lynch Apartment Monitor, Latest Available Data (LAD)
* Assumes 30 yr fixed at 6.3%
Recent Activity
UDR owns 716 apartment homes in three communities in the Portland market. The Company sold two of its Portland properties in the March portfolio sale. Rents average $1,002 at UDR’s Portland properties with three bedroom homes renting for as much as $2,200. The Portland economy is fueled in large part by the technology industry and is home to Nike in the Portland suburb of Beaverton.

Portland Market Fact Sheet

		Year Built			Inc. per Occ.
Operating Properties	# Homes	ReDev	Redev.	Occupancy	Home
1 Hunt Club	256	1985	K/B	95.5%	$935
2 Tualatin Heights	220	1989	K/B	95.5%	1,023
3 Andover Park	240	1989	K/B	94.8%	1,054

Grand Total	716			95.3%	$1,002

Austin Market Fact Sheet
Market Statistics & Peer Comparison

Austin Portfolio	Homes
Same Store Pool	250
Non-Matures	390
Homes in Development	—
Held for Future Development	—

Total	640
MRQ Mo. Inc./ Home (SS)	$978
MRQ Occupancy (SS)	98.0%

Company	# of Homes	Ave. Rent
PPS	308	$1,371
CPT	1,898	985
UDR	250	978
CLP	1,910	839
MAA	1,776	803
AIV	1,499	756

	7,641	$877
Austin is UDR’s #20
market and is expected to
contribute 1.4% of the
Company’s 2008 total
pro forma NOI.
Austin Market Statistics

2008 Forecast		Low Home Affordability		Economy
Effective Rent (MRQ)	$864	Ave. Market Rent	$877	Population	1,598,161
Occupancy (MRQ)	93.1%	Mo Payment: Entry Level*:		Job Growth (MRQ)	2.2%
Eff. Rent Growth ‘08F	1.7%	Home	$1,331	Median Income	$69,100
Eff. Rent Growth ‘09F	2.5%	Condo	$1,094	Housing Stock
Eff. Rent Growth ‘10F	1.3%	Median Home Price (MRQ)	$194,200	Renter	234,574
Multifamily Permits	5,620	Housing Affordability Score	102	% of Total	40.2%
Sources: AXIOMetrics and Company Reports, Most Recent Quarter (MRQ), Merrill Lynch Apartment Monitor, Latest Available Data (LAD)
* Assumes 30 yr fixed at 6.3%
Recent Activity
In the third quarter of 2008, UDR purchased Residences at The Domain, a 390-home community built in 2007. This property is located in Domain Urban Village, an attractive mixed-use development with 700,000 square feet of retail and 75,000 square feet of office space. It is located in close proximity to proposed rail lines, including Capital MetroRail and Union Pacific Rail Line and to Central Austin and Northwest Austin job centers.

Austin Market Fact Sheet

		Year Built			Inc. per Occ.
Operating Properties	# Homes	ReDev	Redev.	Occupancy	Home
1 Barton Creek Landing	250	1986	K/B	98.0%	$978

Subtotal	250			98.0%	978
Non-Mature and Other
2 Red Stone Ranch (Texas JV)	324	2001	—	95.9%	845
3 Lakeline Villas (Texas JV)	309	2002	—	97.5%	813
4 Residences at The Domain	390	2007		91.0%	1,253

Subtotal**	390			91.0%	1,253

Grand Total (UDR)**	640			93.7%	$1,141

**JV homes not included.

Transformation for Growth: UDR’s Strategies

• Strong portfolio, focused in markets with above average job growth expectations and low affordability • Excellent growth profile

• Development pipeline geographically aligned with operating portfolio • Pursuing entitlement and short-term hold opportunities

• Focused operating model • Improved efficiency and effectiveness • Continued execution of technology initiatives

• Recycle capital into high growth markets • Strengthen balance sheet with debt reduction
Safe Harbor: Statements contained in this document, which are not historical facts, are forward-looking statements, as the term is defined in the Private Securities Litigation Reform Act of 1995. You can identify these forward-looking statements by the Company’s use of words such as, “expects,” “plans,” “estimates,” “projects,” “intends,” “believes,” and similar expressions that do not relate to historical matters. Such forward-looking statements are subject to risks and uncertainties which can cause actual results to differ materially from those currently anticipated, due to a number of factors, which include, but are not limited to, unfavorable changes in the apartment market, changing economic conditions, the impact of competition and competitive pricing, acquisitions or new developments not achieving anticipated results, delays in completing developments and lease-ups on schedule, expectations on job growth, home affordability and demand/supply ratio for multi-family housing, expectations concerning development and redevelopment activities, expectations on occupancy levels, expectations concerning the Vitruvian Park project, including expectations that the Company will be able to secure one or more institutional investor-partners, expectations that automation will help grow net operating income, expectations on post-renovated stabilized annual operating income, expectations on annualized net operating income and other risk factors discussed in documents filed by the Company with the Securities and Exchange Commission from time to time including the Company’s Annual Report on Form 10-K and the Company’s Quarterly Reports on Form 10-Q. All forward-looking statements in this document are made as of August 6, 2008, based upon information known to management as of the date hereof. The Company assumes no obligation to update or revise any of its forward-looking statements even if experience or future changes show that indicated results or events will not be realized.